SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 21, 2005
(Date of earliest event reported)

PAYCHEX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State of incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK		14625-2396
(Address of principal executive offices)		(Zip Code)

(585) 385-6666
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The registrant’s press release dated March 21, 2005, which reports its financial results for the three and nine months ended February 28, 2005, is filed as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

The following exhibit is filed with this Form 8-K:

     Exhibit 99.1     Press Release of Paychex, Inc. Dated March 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.

Date:	March 21, 2005	/s/ Jonathan J. Judge
Jonathan J. Judge
President and
Chief Executive Officer

Date:	March 21, 2005	/s/ John M. Morphy
John M. Morphy
Senior Vice President, Chief
Financial Officer and
Secretary

EXHIBIT INDEX

Exhibit 99.1    Press Release of Paychex, Inc. Dated March 21, 2005.